EXHIBIT 10.6
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                   NORTH AMERICAN GALVANIZING & COATINGS, INC.


                            2004 INCENTIVE STOCK PLAN
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                                TABLE OF CONTENTS

                                                                            Page


ss. 1..................................................BACKGROUND AND PURPOSE 1

ss. 2.............................................................DEFINITIONS 1

        2.1.........................................................Affiliate 1

        2.2.............................................................Board 2

        2.3.............................................Change Effective Date 2

        2.4.................................................Change in Control 2

        2.5..............................................................Code 4

        2.6.........................................................Committee 4

        2.7...........................................................Company 4

        2.8..........................................................Director 4

        2.9.......................................Director Stock Unit Program 5

        2.10................................................Eligible Employee 5

        2.11................................................Fair Market Value 5

        2.12..............................................................ISO 5

        2.13.........................................................1933 Act 5

        2.14.........................................................1934 Act 6

        2.15..........................................................Non-ISO 6

        2.16...........................................................Option 6

        2.17...............................................Option Certificate 6

        2.18.....................................................Option Price 6

        2.19...........................................................Parent 6

        2.20.............................................................Plan 6

        2.21.................................................Preexisting Plan 6

        2.22.......................................................Rule 16b-3 6

        2.23........................................................SAR Value 7

        2.24............................................................Stock 7

        2.25.........................................Stock Appreciation Right 7

        2.26.............................Stock Appreciation Right Certificate 7

        2.27......................................................Stock Grant 7

        2.28..........................................Stock Grant Certificate 8

        2.29.................................................Stock Unit Grant 8

        2.30.......................................................Subsidiary 8

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                                TABLE OF CONTENTS
                                   (continued)

        2.31..........................................Ten Percent Shareholder 8

ss. 3.................................................SHARES AND GRANT LIMITS 8

        3.1...................................................Shares Reserved 8

        3.2..................................................Source of Shares 9

        3.3...................................................Use of Proceeds 9

        3.4......................................................Grant Limits 10

        3.5..................................................Preexisting Plan 10

ss. 4..........................................................EFFECTIVE DATE 10

ss. 5...............................................................COMMITTEE 10

ss. 6.......................................ELIGIBILITY AND ANNUAL GRANT CAPS 11

ss. 7.................................................................OPTIONS 11

        7.1..................................................Committee Action 11

        7.2....................................................$100,000 Limit 12

        7.3......................................................Option Price 12

        7.4...........................................................Payment 13

        7.5..........................................................Exercise 13

        7.6..........................Compliance With Section 409A of the Code 14

ss. 8...............................................STOCK APPRECIATION RIGHTS 15

        8.1..................................................Committee Action 15

        8.2..............................................Terms and Conditions 15

        8.3..........................................................Exercise 17

        8.4..........................Compliance With Section 409A of the Code 17

ss. 9............................................................STOCK GRANTS 18

        9.1..................................................Committee Action 18

        9.2........................................................Conditions 18

        9.3......................Dividends, Voting Rights and Creditor Status 20

        9.4.............................Satisfaction of Forfeiture Conditions 22

        9.5..............................................Income Tax Deduction 22

        9.6.......................................Director Stock Unit Program 24

        9.7..........................Compliance With Section 409A of the Code 24

ss. 10....................................................NON-TRANSFERABILITY 26

ss. 11................................................SECURITIES REGISTRATION 26

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                                TABLE OF CONTENTS
                                   (continued)

ss. 12...........................................................LIFE OF PLAN 27

ss. 13.............................................................ADJUSTMENT 28

        13.1................................................Capital Structure 28

        13.2................................Transactions Described in ss. 424 28

        13.3................................................Fractional Shares 29

        13.4.........................Compliance With Section 409A of the Code 29

ss. 14......................................................CHANGE IN CONTROL 30

ss. 15...............................................AMENDMENT OR TERMINATION 30

ss. 16..........................................................MISCELLANEOUS 31

        16.1...............................................Shareholder Rights 31

        16.2.......................................No Contract of Employment 31

        16.3.....................................................Withholding 32

        16.4....................................................Construction 32

        16.5................................................Other Conditions 32

        16.6......................................................Rule 16b-3 33


                                     ss. 1
                             BACKGROUND AND PURPOSE

The purpose of this Plan is to promote the interest of the Company by authorizing the Committee to grant Options and Stock Appreciation Rights and to make Stock Grants and Stock Unit Grants to Eligible Employees and Directors in order (1) to attract and retain Eligible Employees and Directors, (2) to provide an additional incentive to each Eligible Employee or Director to work to increase the value of Stock and (3) to provide each Eligible Employee or Director with a stake in the future of the Company which corresponds to the stake of each of the Company's shareholders. This document is an amendment and complete restatement of the plan effective as of January 1, 2006.

Any grant of an Option or Stock Appreciation Right under this plan is intended to meet the requirements under Section 409A of the Code for a non-statutory stock option, an incentive stock option or a stock appreciation right that does not provide for a deferral of compensation. Any Stock Grant or Stock Unit Grant under this plan is intended to meet the requirements of Section 409A of the Code for a short-term deferral that does not provide for a deferral of compensation. The provisions of the Plan shall be construed to be consistent with the intent that the Plan not be treated as a plan providing for the deferral of compensation within the meaning of Section 409A. The amendments with respect to
Section 409A are to be considered effective as of January 1, 2005.

                                     ss. 2
                                   DEFINITIONS

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     2.1 Affiliate. - means any organization (other than a Subsidiary) that would be treated as under common control with the Company under ss. 414(c) of the Code if "50 percent" were substituted for "80 percent" in the income tax regulations under ss. 414(c) of the Code.

     2.2 Board. - means the Board of Directors of the Company.

     2.3 Change Effective Date. - means either the date which includes the "closing" of the transaction which makes a Change in Control effective if the Change in Control is made effective through a transaction which has a "closing" or the date a Change in Control is reported in accordance with applicable law as effective to the Securities and Exchange Commission if the Change in Control is made effective other than through a transaction which has a "closing".

     2.4 Change in Control. - means a change in control of the Company of a nature that would be required to be reported in response to item 6(e) of
Schedule 14A of Regulation 14A promulgated under the 1934 Act as in effect at the time of such "change in control", provided that such a change in control shall be deemed to have occurred at such time as

     (a) any "person" (as that term is used in Sections 13(d) and 14(d)(2)of the 1934 Act), is or becomes the beneficial owner (as defined in Rule 13d-3 under the 1934 Act) directly or indirectly, of securities representing 30% or more of the combined voting power for election of directors of the then outstanding securities of the Company or any successor to the Company;

     (b) during any period of two consecutive years or less, individuals who at the beginning of such period constitute the Board cease, for any reason, to constitute at least a majority of the Board, unless the election or nomination for election of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period;

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     (c)  the shareholders of the Company approve any reorganization, merger, consolidation or share exchange as a result of which the common stock of the Company shall be changed, converted or exchanged into or for securities of another corporation (other than a merger with a wholly-owned subsidiary of the Company) or any dissolution or liquidation of the Company or any sale or the disposition of 50% or more of the assets or business of the Company; or

     (d) shareholders of the Company approve any reorganization, merger, consolidation or share exchange unless (A) the persons who were the beneficial owners of the outstanding shares of the common stock of the Company immediately before the consummation of such transaction beneficially own more than 60% of the outstanding shares of the common stock of the successor or survivor corporation in such transaction immediately following the consummation of such transaction and (B) the number of shares of the common stock of such successor or survivor corporation beneficially owned by the persons described in ss. 2.4(d)(A) immediately following the consummation of such transaction is beneficially owned by each such person in substantially the same proportion that each such person had beneficially owned shares of the Company common stock immediately before the consummation of such transaction, provided (C) the percentage described in ss. 2.4(d)(A) of the beneficially owned shares of the successor or survivor corporation and the number described in ss. 2.4 (d)(B) of the beneficially owned shares of the successor or survivor corporation shall be determined exclusively by reference to the shares of the successor or survivor corporation which result from the beneficial ownership of shares of common stock of the Company by the persons described in ss. 2.4(d)(A) immediately before the consummation of such transaction.

     2.5 Code. - means the Internal Revenue Code of 1986, as amended.

     2.6 Committee. - means a committee of the Board which shall have at least 2 members, each of whom shall be appointed by and shall serve at the pleasure of the Board and shall come within the definition of a "non-employee director" under Rule 16b-3 and an "outside director" under ss. 162(m) of the Code.

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     2.7 Company. - means North American Galvanizing & Coatings, Inc. and any successor to North American Galvanizing & Coatings, Inc.

     2.8 Director. - means any member of the Board who is not an employee of the Company or a Parent or Subsidiary or affiliate (as such term is defined in Rule 405 of the 1933 Act) of the Company.

     2.9 Director Stock Unit Program. - means the North American Galvanizing & Coatings, Inc. Director Stock Unit Program as effective as of the date approved by the shareholders of the Company and as amended from time to time thereafter.

     2.10 Eligible Employee. - means an employee of the Company or any Subsidiary or Parent or Affiliate to whom the Committee decides for reasons sufficient to the Committee to make a grant under this Plan.

     2.11 Fair Market Value. - means either (a) the closing price on any date for a share of Stock as reported by The Wall Street Journal or, if The Wall Street Journal no longer reports such closing price, such closing price as reported by a newspaper or trade journal selected by the Committee or, if no such closing price is available on such date, (b) such closing price as so reported in accordance with ss. 2.10(a) for the immediately preceding business day, or, if no newspaper or trade journal reports such closing price or if no such price quotation is available, (c) the price which the Committee acting in good faith determines through any reasonable valuation method that a share of Stock might change hands between a willing buyer and a willing seller, neither being under any compulsion to buy or to sell and both having reasonable knowledge of the relevant facts. Such valuations shall always be determined in a manner consistent with the requirements of Section 409A of the Code.

     2.12 ISO. - means an option granted under this Plan to purchase Stock which is intended to satisfy the requirements of ss. 422 of the Code.

     2.13 1933 Act. - means the Securities Act of 1933, as amended.

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     2.14 1934 Act. - means the Securities Exchange Act of 1934, as amended.

     2.15 Non-ISO. - means an option granted under this Plan to purchase Stock which is intended to fail to satisfy the requirements of ss. 422 of the Code.

     2.16 Option. - means an ISO or a Non-ISO which is granted under ss. 7.

     2.17 Option Certificate. - means the certificate (whether in electronic or written form) which sets forth the terms and conditions of an Option granted under this Plan.

     2.18 Option Price. - means the price which shall be paid to purchase one share of Stock upon the exercise of an Option granted under this Plan.

     2.19 Parent. - means any corporation which is a parent corporation (within the meaning of 424(e) of the Code) of the Company.

     2.20 Plan. - means this North American Galvanizing & Coatings, Inc. 2004 Incentive Stock Plan as effective as of the date approved by the shareholders of the Company and as amended from time to time thereafter.

     2.21 Preexisting Plan. - means each of the following plans, as each such plan has been amended from time to time up to the date this Plan is effective:
(1) the North American Galvanizing & Coatings, Inc. 1996 Stock Option Plan and
(2) the North American Galvanizing & Coatings, Inc. 1988 Stock Option Plan.

     2.22 Rule 16b-3. - means the exemption under Rule 16b-3 to Section 16(b) of the 1934 Act or any successor to such rule.

     2.23 SAR Value. - means the value assigned by the Committee to a share of Stock in connection with the grant of a Stock Appreciation Right under ss. 8.

     2.24 Stock. - means the $0.10 par value common stock of the Company that is readily tradable on an established securities market, or if none, that class of common stock having the greatest aggregate value of

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common stock issued and outstanding. Under no circumstances shall Stock include stock that is subject to a mandatory repurchase obligation or a put or call right that is not a lapse restriction as defined in the regulations under
Section 83 of the Code and that is based on a measure other the Fair Market Value of the equity interest in the corporation represented by the stock.

     2.25 Stock Appreciation Right. - means a right which is granted under ss. 8 to receive the appreciation in a share of Stock.

     2.26 Stock Appreciation Right Certificate. - means the certificate (whether in electronic or written form) which sets forth the terms and conditions of a Stock Appreciation Right which is not granted as part of an Option.

     2.27 Stock Grant. - means a grant under Section 9 which is designed to result in the issuance of the number of shares of Stock described in the grant (and cash in lieu of any fractional share) after conditions stated in the Stock Grant Certificate are satisfied. The stock described in the grant may, in the discretion of the Committee, be issued to the Eligible Employee or Director before the stock grant becomes non-forfeitable under the terms of the grant.

     2.28 Stock Grant Certificate. - means the certificate (whether in electronic or written form) which sets forth the terms and conditions of a Stock Grant or a Stock Unit Grant.

     2.29 Stock Unit Grant. - means a grant under Section 9 which is designed to result in the payment of shares of Stock described in the grant (and cash in lieu of any fractional share) after any conditions stated in the Stock Grant Certificate are satisfied.

     2.30 Subsidiary. - means a corporation which is a subsidiary corporation (within the meaning of ss. 424(f) of the Code) of the Company.

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     2.31 Ten Percent Shareholder. - means a person who owns (after taking into account the attribution rules of ss. 424(d) of the Code) more than ten percent of the total combined voting power of all classes of stock of either the Company, a Subsidiary or Parent.

                                     ss. 3
                             SHARES AND GRANT LIMITS

     3.1 Shares Reserved. There shall (subject to ss. 13) be reserved for issuance under this Plan (a) 1,250,000 shares of Stock, 489,667 of which were authorized for issuance under the North American Galvanizing & Coatings, Inc. 1996 Stock Option Plan and would have remained authorized and available for issuance under such plan if shares were issued under such plan on the effective date of this Plan sufficient to satisfy all then outstanding grants under such plan plus (b) the number of shares of Stock subject to grants under each Preexisting Plan which are outstanding on the effective date of this Plan and which are forfeited or expire on or after such effective date in accordance with the terms of such grants; provided, however, only the shares of Stock described in ss. 3.1(a) shall be issued in connection with the exercise of ISOs and nothing in this Plan shall affect any grants under a Preexisting Plan which are outstanding on the effective date of this Plan until such time, if any, that any shares of Stock subject to such grants are forfeited or grants respecting any shares of Stock expire on or after such effective date in accordance with the terms of such grants.

     3.2 Source of Shares. The shares of Stock described in ss. 3.1 shall be reserved to the extent that the Company deems appropriate from authorized but unissued shares of Stock and from shares of Stock which have been reacquired by the Company. All shares of Stock described in ss. 3.1 shall remain available for issuance under this Plan until issued pursuant to the exercise of an Option or a Stock Appreciation Right or issued pursuant to a Stock Grant, and any such shares of stock which are issued pursuant to an Option, a Stock Appreciation Right or a Stock Grant which are forfeited thereafter shall again become available for issuance under this Plan. Finally, if the Option Price under an Option is paid in whole or in part in shares of Stock or if shares of Stock are tendered to the Company in satisfaction of any condition to a Stock Grant, such shares

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thereafter shall become available for issuance under this Plan and shall be treated the same as any other shares available for issuance under this Plan.

     3.3 Use of Proceeds. The proceeds which the Company receives from the sale of any shares of Stock under this Plan shall be used for general corporate purposes and shall be added to the general funds of the Company.

     3.4 Grant Limits. No Eligible Employee or Director in any calendar year shall be granted an Option to purchase (subject to ss. 13) more than 100,000 shares of Stock or a Stock Appreciation Right based on the appreciation with respect to (subject to ss. 13) more than 100,000 shares of Stock, and no Stock Grant or Stock Unit Grant shall be made to any Eligible Employee or Director in any calendar year where the Fair Market Value of the Stock subject to such grant on the date of the grant exceeds $100,000; provided, however, that this limit shall not apply to a Stock Unit Grant made pursuant to the Director Stock Unit Program. No more than 100,000 non-forfeitable shares of Stock shall (subject to ss. 13) be issued pursuant to Stock Grants or Stock Unit Grants under ss. 9; provided, however, that no non-forfeitable shares of Stock issued pursuant to Stock Unit Grants under the Director Stock Unit Program shall be counted in determining whether this 100,000 share limitation has been reached.

     3.5 Preexisting Plan. No grants shall be made under any Preexisting Plan on or after the date this Plan becomes effective.

                                     ss. 4
                                 EFFECTIVE DATE

The effective date of this Plan shall be the date the shareholders of the Company (acting at a duly called meeting of such shareholders) approve the adoption of this Plan.

                                     ss. 5
                                    COMMITTEE

This Plan shall be administered by the Committee. The Committee acting in its absolute discretion shall exercise such powers and take such action as expressly called for under this Plan and, further, the Committee shall have the power to interpret this Plan and (subject to ss. 14 and ss. 15 and Rule 16b-3) to take such other action in the

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administration and operation of this Plan as the Committee deems equitable under the circumstances, which action shall be binding on the Company, on each affected Eligible Employee or Director and on each other person directly or indirectly affected by such action. Furthermore, the Committee as a condition to making any grant under this Plan to any Eligible Employee or Director shall have the right to require him or her to execute an agreement which makes the Eligible Employee or Director subject to non-competition provisions and other restrictive covenants which run in favor of the Company.

                                     ss. 6
                        ELIGIBILITY AND ANNUAL GRANT CAPS

Only Eligible Employees who are employed by the Company or a Subsidiary or Parent shall be eligible for the grant of ISOs under this Plan. All Eligible Employees and Directors shall be eligible for the grant of Non-ISOs and Stock Appreciation Rights and for Stock Grants and Stock Unit Grants under this Plan.

                                     ss. 7
                                     OPTIONS

     7.1 Committee Action. The Committee acting in its absolute discretion shall have the right to grant Options to Eligible Employees and to Directors under this Plan from time to time to purchase shares of Stock, but the Committee shall not, absent the approval of the Company's shareholders, take any action, whether through amendment, cancellation, replacement grants, or any other means, to reduce the Option Price of any outstanding Options. Each grant of an Option to a Eligible Employee or Director shall be evidenced by an Option Certificate, and each Option Certificate shall set forth whether the Option is an ISO or a Non-ISO and shall set forth such other terms and conditions of such grant as the Committee acting in its absolute discretion deems consistent with the terms of this Plan; however, (a) if the Committee grants an ISO and a Non-ISO to a Eligible Employee on the same date, the right of the Eligible Employee to exercise the ISO shall not be conditioned on his or her failure to exercise the Non-ISO and (b) if the only condition to exercise of the Option is the completion of a period of service, such period of service shall be no less than the one (1) year period which starts on the date as of which the Option is granted, unless the Committee determines that a shorter period of service (or no period of service) better serves the Company's interest.

     7.2 $100,000 Limit. No Option shall be treated as an ISO to the extent that the aggregate Fair Market Value of the Stock subject to the Option which would first become exercisable in any calendar year exceeds $100,000. Any such excess shall instead automatically be treated as a Non-ISO. The Committee shall

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interpret and administer the ISO limitation set forth in this ss. 7.2 in accordance with ss. 422(d) of the Code, and the Committee shall treat this ss.
7.2 as in effect only for those periods for which ss. 422(d) of the Code is in effect.

     7.3 Option Price. The Option Price for each share of Stock subject to an Option shall be no less than the Fair Market Value of a share of Stock on the date the Option is granted; provided, however, if the Option is an ISO granted to an Eligible Employee who is a Ten Percent Shareholder, the Option Price for each share of Stock subject to such ISO shall be no less than 110% of the Fair Market Value of a share of Stock on the date such ISO is granted.

     7.4 Payment. The Option Price shall be payable in full upon the exercise of any Option and, at the discretion of the Committee, an Option Certificate can provide for the payment of the Option Price either in cash, by check or in Stock which has been held for at least 6 months and which is acceptable to the Committee, or through any cashless exercise procedure which is effected by an unrelated broker through a sale of Stock in the open market and which is acceptable to the Committee, or in any combination of such forms of payment. Any payment made in Stock shall be treated as equal to the Fair Market Value of such Stock on the date the certificate for such Stock (or proper evidence of such certificate) is presented to the Committee or its delegate in such form as acceptable to the Committee.

     7.5 Exercise.

          (a) Exercise Period. Each Option granted under this Plan shall be exercisable in whole or in part at such time or times as set forth in the related Option Certificate, but no Option Certificate shall make an Option exercisable on or after the earlier of

               (1) the date which is the fifth anniversary of the date the Option is granted, if the Option is an ISO and the Eligible Employee is a Ten Percent Shareholder on the date the Option is granted, or

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               (2)  the date which is the tenth anniversary of the date the
                    Option is granted, if the Option is (a) a Non-ISO or (b) an ISO which is granted to an Eligible Employee who is not a Ten Percent Shareholder on the date the Option is granted.

          (b) Termination of Status as Eligible Employee or Director. Subject to ss. 7.5(a), an Option Certificate may provide for the exercise of an Option after an Eligible Employee's or a Director's status as such has terminated for any reason whatsoever, including death or disability.

     7.6 Compliance With Section 409A of the Code. The Options granted under this Plan are intended to be non-statutory stock options or incentive stock options that do not provide for a deferral of compensation within the meaning of
Section 409A of the Code, and all the provisions of this Plan shall be construed accordingly. As provided in Section 7.3, the Option Price shall never be less than the Fair Market Value of a share of Stock on the date the Option is granted. The transfer or exercise of non-statutory options will be subject to taxation under Section 83 of the Code. The Option will not include any feature for the deferral of compensation beyond the date the Option is exercised or disposed of or the date the Stock acquired pursuant to the exercise of the Option first becomes substantially vested within the meaning of Section 83 of the Code. Upon exercising the Option, the Option holder will receive the Stock subject to the Option or payment for the stock as soon as practicable but in any event on or before the end of the taxable year in which the Option is exercised or on or before the 15th day of the third month following the date of exercise, if later. No modification of the Option shall be allowed if the resulting Option would provide for a deferral of compensation within the meaning of Section 409A of the Code. No Option holder will be entitled to received dividends on the Stock subject to an Option unless the right to dividends is explicitly set forth in a separate agreement.

                                     ss. 8

                            STOCK APPRECIATION RIGHTS

     8.1 Committee Action. The Committee acting in its absolute discretion shall have the right to grant Stock Appreciation Rights to Eligible Employees and to Directors under this Plan from time to time, and each

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Stock Appreciation Right grant shall be evidenced by a Stock Appreciation Right
Certificate or, if such Stock Appreciation Right is granted as part of an Option, shall be evidenced by the Option Certificate for the related Option.

     8.2 Terms and Conditions.

          (a) Stock Appreciation Right Certificate. If a Stock Appreciation Right is granted independent of an Option, such Stock Appreciation Right shall be evidenced by a Stock Appreciation Right Certificate, and such certificate shall set forth the number of shares of Stock on which the Eligible Employee's or Director's right to appreciation shall be based and the SAR Value of each share of Stock. Such SAR Value shall be no less than the Fair Market Value of a share of Stock on the date that the Stock Appreciation Right is granted. The Stock Appreciation Right Certificate shall set forth such other terms and conditions for the exercise of the Stock Appreciation Right as the Committee deems appropriate under the circumstances, but no Stock Appreciation Right Certificate shall make a Stock Appreciation Right exercisable on or after the date which is the tenth anniversary of the date such Stock Appreciation Right is granted.

          (b) Option Certificate. If a Stock Appreciation Right is granted together with an Option, such Stock Appreciation Right shall be evidenced by an Option Certificate, the number of shares of Stock on which the Eligible Employee's or Director's right to appreciation shall be based shall be the same as the number of shares of Stock subject to the related Option, and the SAR Value for each such share of Stock shall be no less than the Option Price under the related Option. Each such Option Certificate shall provide that the exercise of the Stock Appreciation Right with respect to any share of Stock shall cancel the Eligible Employee's or Director's right to exercise his or her Option with respect to such share and, conversely, that the exercise of the Option with respect to any share of Stock shall cancel the Eligible Employee's or Director's right to exercise his or her Stock Appreciation Right with respect to

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               such share. A Stock Appreciation Right which is granted as part of an Option shall be exercisable only while the related Option is exercisable. The Option Certificate shall set forth such other terms and conditions for the exercise of the Stock Appreciation Right as the Committee deems appropriate under the circumstances.

          (c) Minimum Period of Service. If the only condition to exercise of a Stock Appreciation Right is the completion of a period of service, such period of service shall be no less than the one (1) year period which starts on the date as of which the Stock Appreciation Right is granted, unless the Committee determines that a shorter period of service (or no period of service) better serves the Company's interest.

     8.3 Exercise. A Stock Appreciation Right shall be exercisable only when the Fair Market Value of a share of Stock on which the right to appreciation is based exceeds the SAR Value for such share, and the payment due on exercise shall be based on such excess with respect to the number of shares of Stock to which the exercise relates. An Eligible Employee or Director upon the exercise of his or her Stock Appreciation Right shall receive a payment from the Company in cash or in Stock issued under this Plan, or in a combination of cash and Stock, and the number of shares of Stock issued shall be based on the Fair Market Value of a share of Stock on the date the Stock Appreciation Right is exercised. The Committee acting in its absolute discretion shall have the right to determine the form and time of any payment under this ss. 8.3.

     8.4 Compliance With Section 409A of the Code. The Stock Appreciation Rights granted under this Plan are intended to be stock appreciation rights that do not provide for a deferral of compensation within the meaning of Section 409A of the Code, and all the provisions of this Plan shall be construed accordingly. Compensation payable under the Stock Appreciation Right cannot, therefore, be greater than the difference between the Fair Market Value of the Stock on the date of grant and the Fair Market Value of the Stock on the date the Stock Appreciation Right is exercised with respect to a number of shares of Stock fixed on or before the date the Stock Appreciation right is granted. As provided in Section 8.2, the SAR Value of each share of Stock subject to a Stock Appreciation Right shall never be less than the Fair Market Value of a share of Stock on

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the date the Stock Appreciation Right is granted. The Stock Appreciation Right will not include any feature for the deferral of compensation beyond the date the Stock Appreciation Right is exercised. Upon exercising the Stock Appreciation Right, the holder will receive payment pursuant to the right as soon as practicable but in any event on or before the end of the taxable year in which the Stock Appreciation Right is exercised or on or before the 15th day of the third month following the date of exercise, if later. No modification of the Stock Appreciation Right shall be allowed if the resulting Stock Appreciation Right would provide for a deferral of compensation within the meaning of Section 409A of the Code. No Stock Appreciation Right holder will be entitled to receive dividends on the Stock subject to a Stock Appreciation Right unless the right to dividends is explicitly set forth in a separate arrangement.

                                     ss. 9

                                  STOCK GRANTS

     9.1 Committee Action. The Committee acting in its absolute discretion shall have the right to make Stock Grants and Stock Unit Grants to Eligible Employees and to Directors. Each Stock Grant and each Stock Unit Grant shall be evidenced by a Stock Grant Certificate, and each Stock Grant Certificate shall set forth the conditions, if any, under which Stock will be issued under the Stock Grant or the Stock Unit Grant and the conditions under which the Eligible Employee's or Director's interest in any Stock which has been or may be issued under a Stock Grant will become non-forfeitable.

     9.2 Conditions.

          (a) Conditions to Issuance of Stock. The Committee acting in its absolute discretion may make the issuance of Stock under a Stock Grant or Stock Unit Grant subject to the satisfaction of one, or more than one, condition which the Committee deems appropriate under the circumstances for Eligible Employees or Directors generally or for an Eligible Employee or a Director in particular, and the related Stock Grant Certificate shall set forth each such condition and the deadline for satisfying each such condition. Stock subject to a Stock Grant or Stock Unit Grant shall be issued in the name of an Eligible Employee or Director only after

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

               each such condition, if any, has been timely satisfied, and any Stock which is issued under a Stock Grant shall be held by the Company pending the satisfaction of the forfeiture conditions, if any, under ss. 9.2(b) for the related Stock Grant.

          (b) Conditions on Forfeiture of Stock. The Committee acting in its absolute discretion may make any Stock issued in the name of an Eligible Employee or Director under a Stock Grant non-forfeitable subject to the satisfaction of one, or more than one, objective employment, performance or other condition that the Committee acting in its absolute discretion deems appropriate under the circumstances for Eligible Employees or Directors generally or for an Eligible Employee or a Director in particular, and the related Stock Grant Certificate shall set forth each such condition, if any, and the deadline, if any, for satisfying each such condition. An Eligible Employee's or a Director's non-forfeitable interest in the shares of Stock underlying a Stock Grant shall depend on the extent to which he or she timely satisfies each such condition. Each share of Stock underlying a Stock Grant shall not be available under ss. 3 after such grant is effective until such time, if any, as such share thereafter is forfeited as a result of a failure to timely satisfy a forfeiture condition, in which event such share of Stock shall again become available under ss. 3 as of the date of such forfeiture. Finally, the Company shall have the right to require an Eligible Employee or Director to sign an irrevocable stock power in favor of the Company with respect to forfeitable shares of Stock issued under this ss. 9.2(b) in order for the Company to effect a forfeiture in accordance with this ss. 9.2(b).

          (c) Minimum Period of Service. If the only condition to the forfeiture of a Stock Grant or a Stock Unit Grant is the completion of a period of service, such period of service shall be no less than the three (3) year period which starts on the date as of which the Stock Grant or Stock Unit Grant is made, unless the Committee determines that a shorter period of service (or no period of service) better serves the Company's interest.

     9.3 Dividends, Voting Rights and Creditor Status.

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

          (a) Cash Dividends. Except as otherwise set forth in a Stock Grant, if a dividend is paid in cash on a share of Stock after such Stock has been issued under a Stock Grant but before the first date that an Eligible Employee's or a Director's interest in such Stock (1) is forfeited completely or (2) becomes completely non-forfeitable, the Company shall pay such cash dividend directly to such Eligible Employee or Director.

          (b) Stock Dividends. If a dividend is paid on a share of Stock in Stock after such Stock has been issued under a Stock Grant but before the first date that an Eligible Employee's or a Director's interest in such Stock (1) is forfeited completely or (2) becomes completely non-forfeitable, the Company shall hold such dividend Stock subject to the same conditions under ss. 9.2(b) as the related Stock Grant.

          (c) Other. If a dividend (other than a dividend described in ss. 9.3(a) or ss. 9.3(b)) is paid with respect to a share of Stock after such Stock has been issued under a Stock Grant but before the first date that an Eligible Employee's or a Director's interest in such Stock (1) is forfeited completely or (2) becomes completely non-forfeitable, the Company shall distribute or hold such dividend in accordance with such rules as the Committee shall adopt with respect to each such dividend.

          (d) Voting. Except as otherwise set forth in a Stock Grant, an Eligible Employee or a Director shall have the right to vote the Stock issued under his or her Stock Grant during the period which comes after such Stock has been issued under a Stock Grant but before the first date that an Eligible Employee's or Director's interest in such Stock (1) is forfeited completely or (2) becomes completely non-forfeitable.

          (e) General Creditor Status. An Eligible Employee and a Director to whom a Stock Unit grant is made shall be no more than a general and unsecured creditor of the Company with respect to any cash payable under such Stock Unit Grant.

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

     9.4 Satisfaction of Forfeiture Conditions. A share of Stock shall cease to be subject to a Stock Grant at such time as an Eligible Employee's or a Director's interest in such Stock becomes non-forfeitable under this Plan, and the certificate or other evidence of ownership representing such share shall be transferred to the Eligible Employee or Director as soon as practicable thereafter.

     9.5 Income Tax Deduction.

          (a) General. The Committee shall (where the Committee under the circumstances deems in the Company's best interest) make Stock Grants and Stock Unit Grants to Eligible Employees either (1) subject to at least one condition related to one, or more than one, performance goal based on the performance goals described in ss. 9.5(b) which seems likely to result in the Stock Grant or Stock Unit Grant qualifying as "performance-based compensation" under ss. 162(m) of the Code or (2) under such other circumstances as the Committee deems likely to result in an income tax deduction for the Company with respect such Stock Grant or Stock Unit Grant. A performance goal may be set in any manner determined by the Committee, including looking to achievement on an absolute or relative basis in relation to peer groups or indexes.

          (b) Performance Goals. A performance goal is described in this ss. 9.5(b) if such goal relates to (1) the Company's return over capital costs or increases in return over capital costs, (2) the Company's total earnings or the growth in such earnings, (3) the Company's consolidated earnings or the growth in such earnings,
               (4) the Company's earnings per share or the growth in such earnings, (5) the Company's net earnings or the growth in such earnings, (6) the Company's earnings before interest expense, taxes, depreciation, amortization and other non-cash items or the growth in such earnings, (7) the Company's earnings before interest and taxes or the growth in such earnings, (8) the Company's consolidated net income or the growth in such income,
               (9) the value of the Company's common stock or the growth in such value, (10) the Company's stock price or the growth in such price, (11) the Company's return on assets or the growth on such return, (12) the Company's cash flow or the growth in such cash flow, (13) the Company's total shareholder return or the growth in such return, (14) the Company's expenses or the reduction of such expenses, (15) the Company's sales growth, (16) the Company's overhead ratios or changes in such ratios, (17) the Company's expense-to-sales ratios or the changes in such ratios, or (18) the Company's economic value added or changes in such value added.

          (c) Adjustments. In setting performance goals, the Committee may exclude from consideration before the performance period begins any or all "extraordinary items" as determined under U.S. generally accepted accounting principles and any other unusual or non-recurring items, including, without limitation, the charges or costs associated with restructurings of the Company, discontinued operations, and the cumulative effects of accounting changes. Payment of a Stock Grant or a Stock Unit Grant shall not be conditioned upon the attainment of a performance goal unless the failure to obtain the goal presents a substantial risk of forfeiture within the meaning of the regulations under Section 409A of the Code.

     9.6 Director Stock Unit Program. The Company at the direction of the Committee may establish a revocable "rabbi trust" which is a part of this Plan and the Director Stock Unit Program and transfer a number of shares of Stock to the trustee of such trust which matches the number of Stock Unit Grants made pursuant to the Director Stock Unit Program if a determination is made that such transfers will minimize or eliminate the adverse financial accounting consequences, if any, to the Company as a result of Stock Unit Grants made pursuant to the Director Stock Unit Program.

     9.7 Compliance with Section 409A of the Code. It is intended that the Stock Grants and Stock Units Grants under this Plan shall not provide for a deferral of compensation within the meaning of Section 409A of the Code, and all the provisions of this Plan shall be construed accordingly. If the Stock Grant or Stock Unit Grant is not subject to a substantial risk of forfeiture, as that term is defined in the regulations under Section 409A, the Stock or cash shall be paid as soon as practicable after the grant is made but in any event on or before March 15th of the year following the year in which the grant is made. If the Stock Grant or Stock Unit Grant is subject to a substantial risk of forfeiture, as that term is defined in the regulations under section 409A, the Stock or cash shall be paid as soon as practicable after the forfeiture conditions are satisfied but in any event on or before March 15 of the following year. Notwithstanding the foregoing, a payment of Stock or cash will be delayed if the Company reasonably anticipates that the Company's income tax deductions with respect to the payment will be limited by Section 162(m) of the Code. Any payment so delayed will be made at the earliest date at which the Company reasonably anticipates the deduction of the payment will not be limited or the calendar year in which the Eligible Employee or Director separates from service. In addition, a payment of Stock or cash will be delayed if the Company reasonably anticipates that the making of the payment will violate a term of a loan agreement to which the Company is a party, or other similar contract to which the Company is a party if such violation will cause material harm to the Company. Any payment so delayed will be made at the earliest date at which the Company reasonably anticipates that the payment will not cause such violation or that the violation will not cause material harm to the Company. In addition, a payment of Stock or cash will be delayed if the Company reasonably anticipates that the payment will violate Federal securities laws or other applicable law. Any payment so delayed will be paid at the earliest date at which the Company reasonably anticipates that the payment will not cause such a violation. Finally, the Company may delay a payment upon such other events and conditions as the Internal Revenue Service may prescribe in generally applicable guidance. No modification of the Stock Grant or Stock Unit Grant shall be allowed if the resulting Stock Grant or Stock Unit Grant would provide for a deferral of compensation within the meaning of
Section 409A of the Code.

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

                                     ss. 10
                               NON-TRANSFERABILITY

No Option, Stock Grant, Stock Unit Grant or Stock Appreciation Right shall (absent the Committee's consent) be transferable by an Eligible Employee or a Director other than by will or by the laws of descent and distribution, and any Option or Stock Appreciation Right shall (absent the Committee's consent) be exercisable during a Eligible Employee's or Director's lifetime only by the Eligible Employee or Director. The person or persons to whom an Option or Stock Grant or Stock Unit Grant or Stock Appreciation Right is transferred by will or by the laws of descent and distribution (or with the Committee's consent) thereafter shall be treated as the Eligible Employee or Director.

                                     ss. 11
                             SECURITIES REGISTRATION

As a condition to the receipt of shares of Stock under this Plan, the Eligible Employee or Director shall, if so requested by the Company, agree to hold such shares of Stock for investment and not with a view of resale or distribution to the public and, if so requested by the Company, shall deliver to the Company a written statement satisfactory to the Company to that effect. Furthermore, if so requested by the Company, the Eligible Employee or Director shall make a written representation to the Company that he or she will not sell or offer for sale any of such Stock unless a registration statement shall be in effect with respect to such Stock under the 1933 Act and any applicable state securities law or he or she shall have furnished to the Company an opinion in form and substance satisfactory to the Company of legal counsel satisfactory to the Company that such registration is not required. Certificates or other evidence of ownership representing the Stock transferred upon the exercise of an Option or Stock Appreciation Right or upon the lapse of the forfeiture conditions, if any, on any Stock Grant may at the discretion of the Company bear a legend to the effect that such Stock has not been registered under the 1933 Act or any applicable state securities law and that such Stock cannot be sold or offered for sale in the absence of an effective registration statement as to such Stock under the 1933 Act and any applicable state securities law or an opinion in form and substance satisfactory to the Company of legal counsel satisfactory to the Company that such registration is not required.

                                     ss. 12
                                  LIFE OF PLAN

No Option or Stock Appreciation Right shall be granted or Stock Grant or Stock Unit Grant made under this Plan on or after the earlier of:

               (1) the tenth anniversary of the effective date of this Plan (as determined under ss. 4), in which event this Plan otherwise thereafter shall continue in effect until all outstanding Options and Stock Appreciation Rights have been exercised in full or no longer are exercisable and all Stock issued under any Stock Grants under this Plan have been forfeited or have become non-forfeitable, or

               (2) the date on which all of the Stock reserved under ss. 3 has (as a result of the exercise of Options or Stock Appreciation Rights granted under this Plan or the satisfaction of the forfeiture conditions, if any, on Stock Grants) been issued or no longer is available for use under this Plan, in which event this Plan also shall terminate on such date.

                                     ss. 13
                                   ADJUSTMENT

     13.1 Capital Structure. The number, kind or class (or any combination thereof) of shares of Stock reserved under ss. 3, the grant caps described in ss. 3, the number, kind or class (or any combination thereof) of shares of Stock subject to Options or Stock Appreciation Rights granted under this Plan and the Option Price of such Options and the SAR Value of such Stock Appreciation Rights as well as the number, kind or class (or any combination thereof) of shares of Stock subject to Stock Grants or Stock Unit Grants made under this Plan shall be adjusted by the Committee in an equitable manner to reflect any equity restructuring or change in the capitalization of the Company, including, but not limited to, spin offs, stock dividends, large non-reoccurring dividends, rights offerings or stock splits.

     13.2 Transactions Described in ss. 424. The Committee as part of any corporate transaction described in ss. 424(a) of the Code shall have the right to adjust (in any manner which the Committee in its discretion deems consistent with ss. 424(a) of the Code) the number, kind or class (or any combination thereof) of shares of Stock reserved under ss. 3 and the annual grant caps described in ss. 3. Furthermore, the Committee as part of any corporate transaction described in ss. 424(a) of the Code shall have the right to adjust (in any manner which the Committee in its discretion deems consistent with ss. 424(a) of the Code) the number, kind or class (or any combination thereof) of shares of Stock subject to any outstanding Stock Grants or Stock Unit Grants under this Plan and any related grant conditions and forfeiture conditions, and the number, kind or class (or any combination thereof) of shares subject to Option and Stock Appreciation Right grants previously made under this Plan and the related Option Price and SAR Value for each such Option and Stock Appreciation Right, and, further, shall have the right (in any manner which the Committee in its discretion deems consistent with ss. 424(a) of the Code and without regard to the annual grant caps described in ss. 3 of this Plan) to make any Stock Grants and Option and Stock Appreciation Right grants to effect the assumption of, or the substitution for, stock grants, stock unit grants and option and stock appreciation right grants previously made by any other corporation to the extent that such corporate transaction calls for s such substitution or assumption of such stock grants, stock unit grants and stock option and stock appreciation right grants.

     13.3 Fractional Shares. If any adjustment under this ss. 13 would create a fractional share of Stock or a right to acquire a fractional share of Stock under any Option, Stock Appreciation Right or Stock Grant, such fractional share shall be disregarded and the number of shares of Stock reserved under this Plan and the number subject to any Options or Stock Appreciation Right grants and Stock Grants shall be the next lower number of shares of Stock, rounding all fractions downward. An adjustment made under this ss. 13 by the Committee shall be conclusive and binding on all affected persons.

     13.4 Compliance With Section 409A of the Code. Notwithstanding any other provision in this Section 13, no adjustments shall be made in the provisions of any award under this plan if the adjustment would cause the award to be subject to the compensation deferral rules of Section 409A.

                                     ss. 14
                                CHANGE IN CONTROL

If there is a Change in Control of the Company, then as of the Change Effective Date for such Change in Control any and all conditions to the exercise of all outstanding Options and Stock Appreciation Rights on such date and any and all outstanding issuance and forfeiture conditions on any Stock Grants and Stock Unit Grants on such date automatically shall be deemed 100% satisfied as of such Change Effective Date, and the Board shall have the right (to the extent expressly required as part of such transaction) to cancel such Options, Stock Appreciation Rights, Stock Grants and Stock Unit Grants after providing each Eligible Employee and Director a reasonable period to exercise his or her Options and Stock Appreciation Rights and to take such other action as necessary or appropriate to receive the Stock subject to any Stock Grants and the cash payable under any Stock Unit Grants; provided, if any issuance or forfeiture condition described in this ss. 14 relates to satisfying any performance goal and there is a target for such goal, such issuance or forfeiture condition shall be deemed satisfied under this ss. 14 only to the extent of such target unless such target has been exceeded before the Change Effective Date, in which event such issuance or forfeiture condition shall be deemed satisfied to the extent such target had been so exceeded.

                                     ss. 15
                            AMENDMENT OR TERMINATION

This Plan may be amended by the Board from time to time to the extent that the Board deems necessary or appropriate; provided, however, (a) no amendment shall be made absent the approval of the shareholders of the Company to the extent such approval is required under applicable law or the rules of the stock exchange on which shares of Stock are listed and (b) no amendment shall be made to ss. 14 on or after the date of any Change in Control which might adversely affect any rights which otherwise would vest on the related Change Effective Date. The Board also may suspend granting Options or Stock Appreciation Rights or making Stock Grants or Stock Unit Grants under this Plan at any time and may terminate this Plan at any time; provided, however, the Board shall not have the right unilaterally to modify, amend or cancel any Option or Stock Appreciation Right granted or Stock

Grant made before such suspension or termination unless (1) the Eligible Employee or Director consents in writing to such modification, amendment or cancellation or (2) there is a dissolution or liquidation of the Company or a transaction described in ss. 13.2 or ss. 14.

                                     ss. 16
                                  MISCELLANEOUS

     16.1 Shareholder Rights. No Eligible Employee or Director shall have any rights as a shareholder of the Company as a result of the grant of an Option or a Stock Appreciation Right pending the actual delivery of the Stock subject to such Option or Stock Appreciation Right to such Eligible Employee or Director. Subject to ss. 9.3, an Eligible Employee's or a Director's rights as a shareholder in the shares of Stock underlying a Stock Grant which is effective shall be set forth in the related Stock Grant Certificate.

     16.2 No Contract of Employment. The grant of an Option or a Stock Appreciation Right or a Stock Grant or Stock Unit Grant to an Eligible Employee or Director under this Plan shall not constitute a contract of employment or a right to continue to serve on the Board and shall not confer on an Eligible Employee or Director any rights upon his or her termination of employment or service in addition to those rights, if any, expressly set forth in this Plan or the related Option Certificate, Stock Appreciation Right Certificate, or Stock Grant Certificate.

     16.3 Withholding. Each Option, Stock Appreciation Right, Stock Grant and Stock Unit Grant shall be made subject to the condition that the Eligible Employee or Director consents to whatever action the Committee directs to satisfy the minimum statutory federal and state tax withholding requirements, if any, which the Company determines are applicable to the exercise of such Option or Stock Appreciation Right or to the satisfaction of any forfeiture conditions with respect to Stock subject to a Stock Grant or Stock Unit Grant issued in the name of the Eligible Employee or Director. No withholding shall be effected under this Plan which exceeds the minimum statutory federal and state withholding requirements.

     16.4 Construction. All references to sections (ss.) are to sections (ss.) of this Plan unless otherwise indicated. This Plan shall be construed under the laws of the State of Delaware. Each term set forth in ss. 2 shall, unless otherwise stated, have the meaning set forth opposite such term for purposes of this Plan and, for purposes of such definitions, the singular shall include the plural and the plural shall include the singular. Finally, if there is any conflict between the terms of this Plan and the terms of any Option Certificate, Stock Appreciation Right Certificate or Stock Grant Certificate, the terms of this Plan shall control.

     16.5 Other Conditions. Each Option Certificate, Stock Appreciation Right Certificate or Stock Grant Certificate may require that an Eligible Employee or a Director (as a condition to the exercise of an Option or a Stock Appreciation Right or the issuance of Stock subject to a Stock Grant) enter into any agreement or make such representations prepared by the Company, including (without limitation) any agreement which restricts the transfer of Stock acquired pursuant to the exercise of an Option or a Stock Appreciation Right or a Stock Grant or provides for the repurchase of such Stock by the Company.

     16.6 Rule 16b-3. The Committee shall have the right to amend any Option, Stock Grant or Stock Appreciation Right to withhold or otherwise restrict the transfer of any Stock or cash under this Plan to an Eligible Employee or Director as the Committee deems appropriate in order to satisfy any condition or requirement under Rule 16b-3 to the extent Rule 16 of the 1934 Act might be applicable to such grant or transfer.

IN WITNESS WHEREOF, the Company has caused its duly authorized officer to execute this Plan to evidence its adoption of this Plan.

North American Galvanizing & Coatings, Inc.


                                       By:_/s/ Beth B. Hood, Secretary_________


                                       Date:_February 17, 2006 ______________







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